LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, PARADIGM FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-100507 and 811-21233) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER J. MCMILLEN, JOANN M. STRASSER, ANDREW J. DAVALLA, and JEFFREY R. PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-100507 and 811-21233), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 31st day of March 2026.

                                                                                                 /s/ Carl A. Florio

                                                                                                 Carl A. Florio

                                                                                                 Trustee

STATE OF NEW YORK                                )

                                                                                                 )       ss:

COUNTY OF ALBANY                                 )

On the 31st day of March in the year of 2026, before me, the undersigned notary public, personally appeared Carl A. Florio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 31st day of March 2026.

Notary Signature: /s/ Kyle William Patzwahl

Notary Seal

______________ NOTARY PUBLIC, STATE OF NEW YORK Registration No. _____________ Qualified in ALBANY COUNTY Commission Expires ____________

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, PARADIGM FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-100507 and 811-21233) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER J. MCMILLEN, JOANN M. STRASSER, ANDREW J. DAVALLA, and JEFFREY R. PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-100507 and 811-21233), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 31st day of March 2026.

                                                                                                 /s/ Gary Greenhouse

                                                                                                 Gary Greenhouse

                                                                                                 Trustee

STATE OF NEW YORK                                )

                                                                                                 )       ss:

COUNTY OF ALBANY                                 )

On the 31st day of March in the year of 2026, before me, the undersigned notary public, personally appeared Gary Greenhouse, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 31st day of March 2026.

Notary Signature: /s/ Montana Nicole Sheroka

Notary Seal

______________ NOTARY PUBLIC, STATE OF NEW YORK Registration No. 01SH0024389 Qualified in ALBANY COUNTY Commission Expires May 06, 2028

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, PARADIGM FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-100507 and 811-21233) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER J. MCMILLEN, JOANN M. STRASSER, ANDREW J. DAVALLA, and JEFFREY R. PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-100507 and 811-21233), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 27th day of March 2026.

                                                                                                 /s/ Peter H. Heerwagen

                                                                                                 Peter H. Heerwagen

                                                                                                 Trustee

STATE OF NEW YORK                                )

                                                                                                 )       ss:

COUNTY OF ALBANY                                 )

On the 27th day of March in the year of 2026, before me, the undersigned notary public, personally appeared Peter H. Heerwagen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 27th day of March 2026.

Notary Signature: /s/ Carolyn Riozzi

Notary Seal

______________ NOTARY PUBLIC, STATE OF NEW YORK Registration No. 01RI0045106 Qualified in ALBANY COUNTY Commission Expires 12-23-29

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, PARADIGM FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-100507 and 811-21233) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer, Chief Financial Officer, and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, ANDREW J. DAVALLA, and JEFFREY R. PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-100507 and 811-21233), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 26th day of March 2026.

/s/ Peter J. McMillen

Peter J. McMillen

Treasurer, Chief Financial Officer, and Principal Financial Officer

STATE OF NEW YORK                                )

                                                                                                 )       ss:

COUNTY OF ALBANY                                 )

On the 26th day of March in the year of 2026, before me, the undersigned notary public, personally appeared Peter J. McMillen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 26th day of March 2026.

Notary Signature: /s/ Carolyn Riozzi

Notary Seal

______________ NOTARY PUBLIC, STATE OF NEW YORK Registration No. 01RI0045106 Qualified in ALBANY COUNTY Commission Expires 12/23/2029

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, PARADIGM FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-100507 and 811-21233) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER J. MCMILLEN, JOANN M. STRASSER, ANDREW J. DAVALLA, and JEFFREY R. PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-100507 and 811-21233), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 26th day of March 2026.

/s/ William P. Phelan

William P. Phelan

Trustee

STATE OF NEW YORK                                )

                                                                                                 )       ss:

COUNTY OF ALBANY                                 )

On the 26th day of March in the year of 2026, before me, the undersigned notary public, personally appeared William P. Phelan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 26th day of March 2026.

Notary Signature: /s/ Carolyn Riozzi

Notary Seal

______________ NOTARY PUBLIC, STATE OF NEW YORK Registration No. 01RI0045106 Qualified in ALBANY COUNTY Commission Expires 12/23/2029

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, PARADIGM FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-100507 and 811-21233) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER J. MCMILLEN, JOANN M. STRASSER, ANDREW J. DAVALLA, and JEFFREY R. PROVENCE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-100507 and 811-21233), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 27th day of March 2026.

                                                                                                 /s/ George M. Philip

                                                                                                 George M. Philip

                                                                                                 Trustee

STATE OF NEW YORK                                )

                                                                                                 )       ss:

COUNTY OF ALBANY                                 )

On the 27 day of March in the year of 2026, before me, the undersigned notary public, personally appeared George M. Philip, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 27th day of March 2026.

Notary Signature: /s/ Carolyn Riozzi

Notary Seal

______________ NOTARY PUBLIC, STATE OF NEW YORK Registration No. 01RI0045106 Qualified in ALBANY COUNTY Commission Expires 12-23-2029

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, PARADIGM FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-100507 and 811-21233) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee, the President, and the Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints PETER J. MCMILLEN, JOANN M. STRASSER, ANDREW J. DAVALLA, and JEFFREY R. PROVENCE as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-100507 and 811-21233), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 31st day of March 2026.

                                                                                                 /s/ Candice King Weir

                                                                                                 Candice King Weir

                                                                                                 Trustee, President, and Principal Executive Officer

STATE OF NEW YORK                                )

                                                                                                 )       ss:

COUNTY OF ALBANY                                 )

On the 31st day of March in the year of 2026, before me, the undersigned notary public, personally appeared Candice King Weir, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 31st day of March 2026.

Notary Signature: /s/ Carolyn Riozzi

Notary Seal

______________ NOTARY PUBLIC, STATE OF NEW YORK Registration No. 01RI0045106 Qualified in ALBANY COUNTY Commission Expires 12/23/2029